Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of November 15, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of November 15, 2004

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	High 30's	Gulf of Mexico	Dec. 04
ENSCO 64	MLT Enhn. 53-S	350	Shipyard		Gulf of Mexico	Unknown	Reviewing damage from Hurricane Ivan
ENSCO 68	MLT 116-CE	400	Pogo Producing	Low 60's	Gulf of Mexico	Feb. 05
ENSCO 69	MLT 84-S	400	Dominion	Mid 40's	Gulf of Mexico	Dec. 04
ENSCO 74	MLT Enhn. 116-C	400	LLOG	Mid 50's	Gulf of Mexico	Nov. 04	Expect to work to Jan. 05, mid 50's
ENSCO 75	MLT Super 116-C	400	Waiting on weather		Gulf of Mexico	Nov. 04	Next 10 day inspection then to Devon to Apr. 05, low 60's
ENSCO 81	MLT 116-C	350	BP	High 50's	Gulf of Mexico	Dec. 04	Well to well
ENSCO 82	MLT 116-C	350	ChevronTexaco	High 40's	Gulf of Mexico	Jan. 05
ENSCO 83	MLT 82 SD-C	250	Nexen	Low 40's	Gulf of Mexico	Dec. 04	Rate increases mid Nov. 04, mid 40's
ENSCO 84	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Feb. 05	Next to Apache to Apr. 05, mid 40's
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Low 40's	Gulf of Mexico	Dec. 04	Market rate, well to well
ENSCO 87	MLT 116-C	350	Hunt Oil	High 40's	Gulf of Mexico	Nov. 04	Next to Forest to Dec. 04, low 50's
ENSCO 89	MLT 82 SD-C	250	ATP	Low 40's	Gulf of Mexico	Nov. 04	Next to ERT to Dec. 04, mid 40's, then returns to ATP to Jan. 05, low 40's
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Mid 40's	Gulf of Mexico	Nov. 04	Next to Spinnaker to Dec. 04, low 40's, expect to work to Mar. 05, mid 40's
ENSCO 93	MLT 82 SD-C	250	Newfield	Low 40's	Gulf of Mexico	Feb. 05
ENSCO 98	MLT 82 SD-C	250	Houston Expl.	Low 40's	Gulf of Mexico	Dec. 04	Expect to work to Mar. 05, mid 40's
ENSCO 99	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Mar. 05
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 60's	Gulf of Mexico	Mar. 05
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Anadarko	Mid 80's	Gulf of Mexico	Jun. 05	Rate in 100-120 range from late Nov. 04, starts working for Dominion in Jan. 05
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	Mid 10's	Gulf of Mexico	Dec. 04	Standby rate while under repair
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Nov. 04
ENSCO 29	3000 HP API		Taylor	High 10's	Gulf of Mexico	Sep. 05	Standby rate, increases to operating rate mid Dec. 04, mid 20's, plus options
South America
ENSCO 76	MLT Super 116-C	350	BP	High 70's	Trinidad	Jan. 05

ENSCO II	Barge Rig		Shell	Mid 30's	Lake Maracaibo	Oct. 05	Plus options
ENSCO III	Barge Rig		Available		Lake Maracaibo	Feb. 05	Expect to work late Nov. 04, low 30's, 3 weeks idle late Dec. 04 to Jan. 05 then return to work
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Nov. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 60's	Denmark	Jan. 05	Rate decreases Dec. 04, low 50's, well to well, next 2 week shipyard inspection in Jan. 05
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 40's	Denmark	Apr. 05	Working accommodation mode, plus options, next 2 week shipyard inpsection
ENSCO 72	Hitachi K1025N	225	Total	Low 70's	Netherlands	Dec. 04	Next to ExxonMobil to Feb. 05, low 50's then expect to work to May 05, market rate
ENSCO 80	MLT Enhn. 116-C	225	ADTI/Newfield	Low 50's	UK	Jan. 05	Then expect to work to Mar. 05, high 50's, plus options
ENSCO 85	MLT 116-C	225	EOG	Low 50's	UK	Nov. 04
ENSCO 92	MLT 116-C	225	BP	High 50's	UK	Dec. 04
ENSCO 101	KFELS MOD V-A	400	ConocoPhillips	Mid 80's	Denmark	Mar. 05	Next 2 week shipyard inspection
Africa
ENSCO 100	MLT-150-88	350	Nexen	Mid 60's	Nigeria	Nov. 04
Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Sep. 05	Rate increases late Dec. 04, low 60's, plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Jan. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Feb. 07	Plus options
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Apr. 05	Plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jun. 05	Plus options
ENSCO 95	Hitachi C-250	250	Shipyard		U.A.E.	Jan. 05	Expect to work to Apr. 05, mid 60's
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Dec. 04
ENSCO 97	MLT 82-SD-C	250	QPD	Low 50's	Qatar	Mar. 05	Alternating programs with Wintershall, plus options
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Jul. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Sep. 05	Continual programs Apache/Strike/Tap and possibly others, then to shipyard for 2-3 months, then expect to work to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Dec. 04	Plus options, next to shipyard 10 days, then expect to work to Jun. 05, high 50's
ENSCO 67	MLT 116-CE	400	Shipyard		Singapore	May 05
ENSCO 102	KFELS MOD V-A	400	Origin	Low 90's	Australia	Jan. 05	Next to Esso, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Apr. 05	Rate decreases in Mar. 05 to low 90's for accommodation mode, plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Feb. 06	Expect to work mid Feb. 05 to Aug. 05, mid 80's to high 90's, then low 100's
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07